AMENDMENT NO. 1
                           TO
                  AMENDED AND RESTATED
                  DECLARATION OF TRUST
                           OF
                ANNTAYLOR FINANCE TRUST



          Amendment No. 1 (the "Amendment") to Amended

and Restated Declaration of Trust (the "Declaration") of

AnnTaylor Finance Trust (the "Trust"), dated as of April

25, 1996, executed by AnnTaylor Stores Corporation, a

Delaware corporation, as trust sponsor (the "Sponsor"),

and the trustees of the Trust (the "Trustees")



          WHEREAS, the Trust desires by this Amendment to

conform the Fiscal Year (the "Fiscal Year") of the Trust

to that of the Sponsor;



          WHEREAS, the Amendment does not affect the

rights, powers, duties, obligations or immunities of The

Bank of New York (the "Property Trustee") and The Bank of

New York (Delaware) (the "Delaware Trustee"); and



          WHEREAS, all conditions and requirements necessary

to effectuate this Amendment have been complied with;



          NOW THEREFORE, pursuant to Section 12.1 of the

Declaration, Article XI of the Declaration shall be amend

ed as follows:



          Section 1.  The Declaration is amended to

delete Section 11.1 and replace it with the following:



                    Section 11.1.  Fiscal Year.  The
                                   -----------
          fiscal year ("Fiscal Year") of the Trust shall

          end on the Saturday closest to January 31 of

          the following calendar year, or such other year

          as is required by the Code.



          Section 2.  Section 11.2(c) of the Declaration

is amended to replace the words "Fiscal Year" in the

second sentence of Section 11.2(c) with the words "calen

dar year".



          Section 3.  This Amendment shall be effective

as of the date executed below.



          IN WITNESS WHEREOF, the undersigned has caused

this Amendment to be executed as of this 27th day of

August, 1996.






                              J. Patrick Spainhour,
                              as Trustee

                              /s/ J. Patrick Spainhour
                              ___________________________





                              Paul E. Francis,
                              as Trustee

                              /s/ Paul E. Francis
                              ___________________________





                              Walter J. Parks,
                              as Trustee

                              /s/ Walter J. Parks
                              __________________________